Exhibit 10.2

                                 REVOLVING NOTE

$ 75,000,000.00                                               New York, New York
                                                                  April 30, 2002

     FOR VALUE RECEIVED, EACH OF THE PARTIES SET FORTH ON SCHEDULE I (each a "Borrower", and collectively, jointly and severally as the "Borrowers"), hereby promise to pay on May 1, 2005 (the "Maturity Date"), to the order of BAYERISCHE HYPO- UND VEREINSBANK AG, NEW YORK BRANCH, a banking corporation organized under the laws of the Federal Republic of Germany, its successors and assigns ("Lender"), at the office of Bayerische Hypo- Und Vereinsbank AG, New York Branch (in its capacity as agent for itself and the other Lenders, the "Agent"), located at 150 East 42nd Street, New York, New York 10017, in lawful money of the United States of America and in immediately available funds, the principal amount of Seventy-Five Million Dollars and No/100 ($75,000,000.00) (or such lesser amount as shall equal the aggregate unpaid principal amount of Advances made by Lender to the Borrowers under the Credit Agreement (as hereinafter defined)).

     The Borrowers further agree to pay interest in like money at such office on the unpaid principal amount hereof from time to time from the date hereof at interest rates (which shall not exceed the maximum rate permitted by applicable law), on the dates and at the time specified in the Credit Agreement.

     This Revolving Note is one of the Notes referred to in that certain Credit Agreement of even date herewith among the Borrowers, Lender, the Agent, and the other Lenders from time to time party thereto (as the same may be amended, modified, supplemented and/or restated from time to time, the "Credit Agreement"). Capitalized terms used herein without definition shall have the respective meanings assigned to such terms in the Credit Agreement.

     The Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the failure of the Borrowers to pay when due interest on this Revolving Note or any other amount due under the Credit Agreement or any other Loan Document, or upon the occurrence of certain other stated events and also for optional prepayments on account of principal hereof prior to the Maturity Date on the terms and conditions therein specified. All notices, requests, demands or other communications with respect to this Revolving Note shall be given in the manner set forth in the Credit Agreement.

     The date, amount, interest rate and duration of the Interest Period (if applicable) of each Advance made by Lender to the Borrowers, and each payment made in respect of the principal thereof, shall be recorded by Lender on its books and, prior to any transfer hereof, endorsed on the schedule attached hereto or any continuation thereof; provided, that the failure by Lender to make any such recordation or endorsement shall not affect the obligations of the Borrowers to make payment when due of any amount owing under the Credit Agreement or this Revolving Note in respect of the Advances made by Lender, and each such recordation or endorsement by Lender shall be conclusive and binding absent manifest error.

     This Revolving Note is secured as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which Liens have been granted, the nature and extent of the security, the terms and conditions upon which the Liens were granted and the rights of the holder of this Revolving Note and the Borrowers in respect thereof.

     This Revolving Note is an amendment, modification, restatement, renewal, consolidation and replacement of (i) that certain Secured Promissory Note dated February 14, 2002 in the original principal amount of $18,939,737, by Shelbourne Properties I L.P., a Delaware limited partnership, in favor of Shelbourne Management LLC, a Delaware limited liability company ("Original Lender") (the "Shelbourne I Note"), (ii) that certain Secured Promissory Note dated February 14, 2002 in the original principal amount of $23,658,488, by Shelbourne Properties II L.P., a Delaware limited partnership, in favor of Original Lender (the "Shelbourne II Note") and (iii) that certain Secured Promissory Note dated February 14, 2002 in the original principal amount of $15,665,421, by Shelbourne Properties III L.P., a Delaware limited partnership, in favor of Original Lender (the "Shelbourne III Note", and together with the Shelbourne I Note and the Shelbourne II Note, the "Original Notes"). The Original Notes, which have an aggregate outstanding principal balance of $58,263,646 as of the date hereof (the "Original Indebtedness"), have been assigned by Original Lender to Agent pursuant to those certain allonges of even date herewith, which Original Notes have been amended, modified, restated, renewed, consolidated and replaced by this Revolving Note. The amount of this Revolving Note in excess of the Original Indebtedness represents new loan proceeds which may be borrowed by the Borrowers subject to, and in accordance with, the terms and provisions of the Credit Agreement. By signing this Revolving Note, each of the Borrowers hereby assumes, on a joint and several basis with the other Borrowers, the indebtedness and other obligations under the Original Notes.

     This Revolving Note is made and delivered in New York, New York, and, pursuant to Section 5-1401 of the General Obligations Law of the State of New York, shall be governed by and construed and interpreted in accordance with the laws of the State of New York, without regard to principles of conflict of laws.

     Recourse against the Borrowers and under this Revolving Note shall be subject to the terms of Section 11.1 of the Credit Agreement.

                            [SIGNATURE PAGE FOLLOWS]

BORROWERS:

SHELBOURNE PROPERTIES I L.P.,
  a Delaware limited partnership

By:  Shelbourne Properties I GP LLC, a
      Delaware limited liability company

     By:  Shelbourne Properties I, Inc., a
           Delaware corporation

          By:/s/ Dallas Lucas
                -----------------------
                Name:  Dallas Lucas
                Title: Treasurer

SHELBOURNE PROPERTIES II L.P.,
  a Delaware limited partnership

By:  Shelbourne Properties II GP LLC, a
      Delaware limited liability company

     By:  Shelbourne Properties II, Inc., a
           Delaware corporation

          By:/s/ Dallas Lucas
                -----------------------
                Name:  Dallas Lucas
                Title: Treasurer

SHELBOURNE PROPERTIES III L.P.,
  a Delaware limited partnership

By:  Shelbourne Properties III GP, Inc., a
      Delaware corporation

     By:/s/ Dallas Lucas
           -----------------------
           Name:  Dallas Lucas
           Title: Treasurer


SHELBOURNE RICHMOND COMPANY
  LLC, a Delaware limited liability company

By:  Shelbourne Properties II L.P., a
      Delaware limited partnership

     By:  Shelbourne Properties II GP LLC, a
           Delaware limited liability company

          By:  Shelbourne Properties II, Inc., a
                Delaware corporation

                By:/s/ Dallas Lucas
                   -----------------------
                   Name:  Dallas Lucas
                   Title: Treasurer


SHELBOURNE MATTHEWS COMPANY
  LLC, a Delaware limited liability company

By:  Shelbourne Properties II L.P., a
      Delaware limited partnership

     By:  Shelbourne Properties II GP LLC, a
           Delaware limited liability company

          By:  Shelbourne Properties II, Inc., a
                Delaware corporation

                By:/s/ Dallas Lucas
                   -----------------------
                   Name:  Dallas Lucas
                   Title: Treasurer


SHELBOURNE MELROSE CROSSING I COMPANY
  LLC, a Delaware limited liability company

By:  Shelbourne Properties II L.P., a
      Delaware limited partnership

     By:  Shelbourne Properties II GP LLC, a
           Delaware limited liability company

          By:  Shelbourne Properties II, Inc., a
                Delaware corporation

                By:/s/ Dallas Lucas
                   -----------------------
                   Name:  Dallas Lucas
                   Title: Treasurer


SHELBOURNE MELROSE CROSSING II COMPANY
  LLC, a Delaware limited liability company

By:  Shelbourne Properties III L.P., a
      Delaware limited partnership

     By:  Shelbourne Properties III GP, Inc., a
           Delaware corporation

          By:/s/ Dallas Lucas
             -----------------------
             Name:  Dallas Lucas
             Title: Treasurer


SHELBOURNE RALEIGH COMPANY
  LLC, a Delaware limited liability company

By:  Shelbourne Properties II L.P., a
      Delaware limited partnership

     By:  Shelbourne Properties II GP LLC, a
           Delaware limited liability company

          By:  Shelbourne Properties II, Inc., a
                Delaware corporation

                By:/s/ Dallas Lucas
                   -----------------------
                   Name:  Dallas Lucas
                   Title: Treasurer


SHELBOURNE LAS VEGAS COMPANY
  LLC, a Delaware limited liability company

By:  Shelbourne Properties III L.P., a
      Delaware limited partnership

     By:  Shelbourne Properties III GP, Inc., a
           Delaware corporation

          By:/s/ Dallas Lucas
             -----------------------
             Name:  Dallas Lucas
             Title: Treasurer

SHELBOURNE LIVONIA COMPANY
  LLC, a Delaware limited liability company

By:  Shelbourne Properties III L.P., a
      Delaware limited partnership

     By:  Shelbourne Properties III GP, Inc., a
           Delaware corporation

          By:/s/ Dallas Lucas
             -----------------------
             Name:  Dallas Lucas
             Title: Treasurer


SHELBOURNE I CENTURY PARK
  COMPANY LLC, a Delaware limited
  liability company

By:  Shelbourne Properties I L.P., a
      Delaware limited partnership

     By:  Shelbourne Properties I GP LLC,
           a Delaware limited liability company

          By:  Shelbourne Properties I, Inc.,
                a Delaware corporation

                By:/s/ Dallas Lucas
                  -----------------------
                  Name:  Dallas Lucas
                  Title: Treasurer


SHELBOURNE I SEATTLE LANDMARK
  COMPANY LLC, a Delaware limited
  liability company

By:  Shelbourne Properties I L.P., a
      Delaware limited partnership

     By:  Shelbourne Properties I GP LLC,
           a Delaware limited liability company

          By:  Shelbourne Properties I, Inc.,
                a Delaware corporation

                By:/s/ Dallas Lucas
                  -----------------------
                  Name:  Dallas Lucas
                  Title: Treasurer


SHELBOURNE I 568 BROADWAY
  COMPANY LLC, a Delaware limited
  liability company

By:  Shelbourne Properties I L.P., a
      Delaware limited partnership

     By:  Shelbourne Properties I GP LLC,
           a Delaware limited liability company

          By:  Shelbourne Properties I, Inc.,
                a Delaware corporation

                By:/s/ Dallas Lucas
                  -----------------------
                  Name:  Dallas Lucas
                  Title: Treasurer


SHELBOURNE II SEATTLE LANDMARK
  COMPANY LLC, a Delaware limited
  liability company

By:  Shelbourne Properties II L.P., a
      Delaware limited partnership

     By:  Shelbourne Properties II GP LLC,
           a Delaware limited liability company

          By:  Shelbourne Properties II, Inc.,
                a Delaware corporation

                By:/s/ Dallas Lucas
                  -----------------------
                  Name:  Dallas Lucas
                  Title: Treasurer


SHELBOURNE II CENTURY PARK
  COMPANY LLC, a Delaware limited
  liability company

By:  Shelbourne Properties II L.P., a
      Delaware limited partnership

     By:  Shelbourne Properties II GP LLC,
           a Delaware limited liability company

          By:  Shelbourne Properties II, Inc.,
                a Delaware corporation

                By:/s/ Dallas Lucas
                  -----------------------
                  Name:  Dallas Lucas
                  Title: Treasurer


SHELBOURNE II 568 BROADWAY
  COMPANY LLC, a Delaware limited
  liability company

By:  Shelbourne Properties II L.P., a
      Delaware limited partnership

     By:  Shelbourne Properties II GP LLC,
           a Delaware limited liability company

          By:  Shelbourne Properties II, Inc.,
                a Delaware corporation

                By:/s/ Dallas Lucas
                  -----------------------
                  Name:  Dallas Lucas
                  Title: Treasurer


SHELBOURNE II TRI-COLUMBUS
  COMPANY LLC, a Delaware limited
  liability company

By:  Shelbourne Properties II L.P., a
      Delaware limited partnership

     By:  Shelbourne Properties II GP LLC,
           a Delaware limited liability company

          By:  Shelbourne Properties II, Inc.,
                a Delaware corporation

                By:/s/ Dallas Lucas
                  -----------------------
                  Name:  Dallas Lucas
                  Title: Treasurer


SHELBOURNE III 568 BROADWAY
  COMPANY LLC, a Delaware limited
  liability company

By:  Shelbourne Properties III L.P., a
      Delaware limited partnership

     By:  Shelbourne Properties III GP, Inc.,
           a Delaware corporation

          By:/s/ Dallas Lucas
            -----------------------
            Name:  Dallas Lucas
            Title: Treasurer


SHELBOURNE III TRI-COLUMBUS
  COMPANY LLC, a Delaware limited
  liability company

By:  Shelbourne Properties III L.P., a
      Delaware limited partnership

     By:  Shelbourne Properties III GP, Inc.,
           a Delaware corporation

          By:/s/ Dallas Lucas
            -----------------------
            Name:  Dallas Lucas
            Title: Treasurer


CENTURY PARK I JOINT VENTURE,
  a Delaware general partnership

By:  Shelbourne I Century Park Company
      LLC, a Delaware limited liability
      company

     By:  Shelbourne Properties I L.P., a
           Delaware limited partnership, its
           general partner

          By:  Shelbourne Properties I GP LLC
                a Delaware limited liability
                company

               By:  Shelbourne Properties I, Inc., a
                     Delaware corporation

                    By:/s/ Dallas Lucas
                    -----------------------
                    Name:  Dallas Lucas
                    Title: Treasurer

By: Shelbourne II Century Park Company
      LLC, a Delaware limited liability
      company

By:  Shelbourne Properties II L.P., a
      Delaware limited partnership, its
      general partner

          By:  Shelbourne Properties II GP LLC
                a Delaware limited liability
                company

               By:  Shelbourne Properties II, Inc., a
                     Delaware corporation

                    By:/s/ Dallas Lucas
                    -----------------------
                    Name:  Dallas Lucas
                    Title: Treasurer


SEATTLE LANDMARK JOINT VENTURE,
  a Delaware general partnership

By:  Shelbourne I Seattle Landmark
      Company LLC, a Delaware limited
      liability company

     By:  Shelbourne Properties I L.P., a
           Delaware limited partnership, its
           general partner

          By:  Shelbourne Properties I GP LLC,
                a Delaware limited liability
                company

               By:  Shelbourne Properties I, Inc., a
                     Delaware corporation

                    By:/s/ Dallas Lucas
                    -----------------------
                    Name:  Dallas Lucas
                    Title: Treasurer

By:  Shelbourne II Seattle Landmark
      Company LLC, a Delaware limited
      liability company

     By:  Shelbourne Properties II L.P., a
           Delaware limited partnership, its
           general partner

          By:  Shelbourne Properties II GP LLC,
                a Delaware limited liability
                company

               By:  Shelbourne Properties II, Inc., a
                     Delaware corporation

                    By:/s/ Dallas Lucas
                    -----------------------
                    Name:  Dallas Lucas
                    Title: Treasurer


TRI-COLUMBUS ASSOCIATES, a
  Delaware general partnership

By:  Shelbourne II Tri-Columbus
      Company LLC, a Delaware limited
      liability company

     By:  Shelbourne Properties II L.P., a
           Delaware limited partnership, its
           general partner

          By:  Shelbourne Properties II GP LLC,
                a Delaware limited liability
                company

               By:  Shelbourne Properties II, Inc., a
                     Delaware corporation

                    By:/s/ Dallas Lucas
                    -----------------------
                    Name:  Dallas Lucas
                    Title: Treasurer

By:  Shelbourne III Tri-Columbus
      Company LLC, a Delaware limited
      liability company

     By:  Shelbourne Properties III L.P., a
           Delaware limited partnership, its
           general partner

          By:  Shelbourne Properties III GP, Inc.,
                a Delaware corporation

               By:/s/ Dallas Lucas
               -----------------------
               Name:  Dallas Lucas
               Title: Treasurer


568 BROADWAY JOINT VENTURE,
   a Delaware general partnership

By:  Shelbourne I 568 Broadway
      Company LLC, a Delaware limited
      liability company

     By:  Shelbourne Properties I L.P., a
           Delaware limited partnership, its
           general partner

          By:  Shelbourne Properties I GP LLC,
                a Delaware limited liability
                company

               By:  Shelbourne Properties I, Inc., a
                     Delaware corporation

                    By:/s/ Dallas Lucas
                    -----------------------
                    Name:  Dallas Lucas
                    Title: Treasurer

By:  Shelbourne II 568 Broadway
      Company LLC, a Delaware limited
      liability company

     By:  Shelbourne Properties II L.P., a
           Delaware limited partnership, its
           general partner

          By:  Shelbourne Properties II GP LLC,
                a Delaware limited liability
                company

               By:  Shelbourne Properties II, Inc., a
                     Delaware corporation

                    By:/s/ Dallas Lucas
                    -----------------------
                    Name:  Dallas Lucas
                    Title: Treasurer

By:  Shelbourne III 568 Broadway
      Company LLC, a Delaware limited
      liability company

     By:  Shelbourne Properties III L.P., a
           Delaware limited partnership, its
           general partner

          By:  Shelbourne Properties III GP, Inc.,
                a Delaware corporation

               By:/s/ Dallas Lucas
               -----------------------
               Name:  Dallas Lucas
               Title: Treasurer

                                   SCHEDULE I

                                    Borrowers

Shelbourne Properties I L.P., a Delaware limited partnership

Shelbourne Properties II L.P., a Delaware limited partnership

Shelbourne Properties III L.P., a Delaware limited partnership

Shelbourne Richmond Company LLC, a Delaware limited liability company

Shelbourne Matthews Company LLC, a Delaware limited liability company

Shelbourne Melrose Crossing I Company LLC, a Delaware limited liability company

Shelbourne Melrose Crossing II Company LLC, a Delaware limited liability company

Shelbourne Raleigh Company LLC, a Delaware limited liability company

Shelbourne Las Vegas Company LLC, a Delaware limited liability company

Shelbourne Livonia Company LLC, a Delaware limited liability company

Shelbourne I Century Park Company LLC, a Delaware limited liability company

Shelbourne II Century Park Company LLC, a Delaware limited liability company

Shelbourne I Seattle Landmark Company LLC, a Delaware limited liability company

Shelbourne II Seattle Landmark Company LLC, a Delaware limited liability company

Shelbourne II Tri-Columbus Company LLC, a Delaware limited liability company

Shelbourne III Tri-Columbus Company LLC, a Delaware limited liability company

Shelbourne I 568 Broadway Company LLC, a Delaware limited liability company

Shelbourne II 568 Broadway Company LLC, a Delaware limited liability company

Shelbourne III 568 Broadway Company LLC, a Delaware limited liability company

Century Park I Joint Venture, a Delaware general partnership

Seattle Landmark Joint Venture, a Delaware general partnership

Tri-Columbus Associates, a Delaware general partnership

568 Broadway Joint Venture, a Delaware general partnership

                 SCHEDULE OF ADVANCES AND PAYMENTS OF PRINCIPAL

     This Revolving Note evidences Advances made under the Credit Agreement to the Borrowers, on the dates, in the principal amounts, bearing interest at the rates and having Interest Periods (if applicable) of the durations set forth below, subject to the prepayments of principal set forth below:


                                                        Unpaid
Date of   Interest   Principal   Interest     Amount   Principal    Notation
Advance    Period      Amount      Rate      Prepaid     Amount      Made By
-------   --------   ---------   --------    -------   ---------    ---------